UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 22, 2017
TRIPLE-S MANAGEMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico	001-33865	66-0555678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s telephone number, including area code: 787-749-4949

1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920
(Address of Principal Executive Offices and Zip Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On August 22, 2017, Triple-S Management Corporation (the “Company”) announced the appointment of Madeline Hernandez-Urquiza as Chief Operating Officer of the Company, effective immediately. In her new role, Ms. Hernandez-Urquiza will oversee the ongoing operational transformation of the Company’s managed care business, including its clinical and technology innovation strategies.

Ms. Hernandez-Urquiza, age 53, has served as President of Triple-Salud, Inc., the Company’s operating subsidiary responsible for the Medicaid and commercial businesses, and President of Triple-S Advantage, Inc., the Company’s Medicare Advantage operating subsidiary, since January 2016 and September 2014, respectively. Ms. Hernandez-Urquiza will continue to preside over the Company’s two managed care subsidiaries. Before assuming these positions, Ms. Hernandez-Urquiza served as Vice President of Risk Management and Chief Risk Officer of Triple-S Salud, Inc. from 2010 to 2014. Ms. Hernandez-Urquiza holds an M.B.A. degree in Finance and is a Certified Public Accountant and a member of the Puerto Rico Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

No material plan, arrangement or contract was entered into or amended as part of Ms. Hernandez-Urquiza’s appointment.  Her compensation will continue to be as described in the proxy statement for the Company’s 2017 annual meeting of shareholders.

There is no arrangement or understanding between Ms. Hernandez-Urquiza and any other person under which Ms. Hernandez-Urquiza was appointed as Chief Operating Officer of the Company and there are no family relationships between Ms. Hernandez Urquiza and any director or executive officer of the Company. Ms. Hernandez-Urquiza does not have any related party transactions that are required to be disclosed under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPLE-S MANAGEMENT CORPORATION

Date: August 25, 2017	By:	/s/ Roberto García-Rodríguez
Name: Roberto García-Rodríguez
Title: President & Chief Executive Officer